                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 2, 2007
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

           Delaware                    001-13403                 84-1032638
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 (State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

    4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri        64116
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           (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number, including area code      (816) 584-5000
                                                        ------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As a result of the delay in the filing of the Company's 2005 Form 10-K and Proxy
Statement, the Company could not make certain disclosures required to be made in those filings under Section 303A of the New York Stock Exchange ("NYSE") Listed
Company Manual as more fully discussed below. On Friday, December 15, 2006, the
Company advised the NYSE that the finalization of its financial statements for the fiscal year ended September 30, 2005 and the accompanying audit were ongoing, and at this time, the Company was not prepared to file its 2005 Form
10-K and Proxy Statement which would include the required NYSE corporate governance disclosures. Based upon these discussions with the Company, the NYSE advised the Company that it could provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K.

The NYSE Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their annual reports on Form 10-K and proxy statements. In particular, Section 303A of the NYSE Listed Company Manual (the
"Listed Company Manual") requires companies to:

      o  disclose the board's evaluation of each director's relationship with the company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

      o  identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;

      o  disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

      o  disclose the availability of such company's corporate governance guidelines, code of business conduct and ethics and charters for the board's audit, compensation and corporate governance committees on its website and in print upon stockholder request; and

      o  disclose that (i) such company's chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company's most recently filed annual report on Form 10-K, and (ii) such company's chief executive officer has certified to the NYSE that he is not aware of any violation of the
         NYSE corporate governance listing standards by the company.

The Company intends to provide the following disclosures in its 2005 Form 10-K and/or Proxy Statement to be distributed to stockholders in substantially the form presented below. The Company is diligently working to complete its 2005
Form 10-K and Proxy Statement, and will distribute both filings to its stockholders as soon as possible. However, the Company can provide no assurances at this time as to when this distribution will take place.

Director Independence

Pursuant to the Company's Corporate Governance Principles, it is a policy of the
Board of Directors that a majority of the directors will not be current or former employees of the Company and will meet appropriate standards of independence. In determining independence, the Board considers the definition of independence adopted by the NYSE. The Board has affirmatively determined that each director deemed independent has no material relationship with the Company as required by Section 303A.02(a) of the Listed Company Manual, and is not
disqualified from being deemed independent under Section 303A.02(b) of the
Listed Company Manual. The Company's independent directors are David Allen,
Jonathan E. Baum, Mark C. Demetree, James A. Heeter, Ronald C. Kesselman, Robert
H. Niehaus, Terence C. O'Brien, William R. Patterson, Tim M. Pollak and Raymond
P. Silcock.

Presiding Director for Executive Sessions

William R. Patterson, Chairman of the Board of Directors presides over executive sessions of the non-management directors of the Board.

Communication with Non-Management Directors

In order that interested parties may make their concerns known to the Company's non-management directors, the Chairman of the Board of Directors and the
Company's other non-management directors may be contacted directly in writing in care of the Company at 4100 North Mulberry Drive, Suite 200, Kansas City, MO
64116.

Corporate Governance Guidelines, Code of Business Conduct and Committee Charters

The Company's Corporate Governance Principles, Code of Conduct and Ethics and
charters for the Audit, Compensation and Nominating & Governance Committees are
available on the Company's website at http://www.aipc.com under the headings
"For Investors-Corporate Governance." Copies of these documents are also available to stockholders upon request, addressed to General Counsel and Chief
Compliance Officer, 4100 North Mulberry Drive, Suite 200, Kansas City, MO 64116
(telephone number: 816-584-5000). The Company will satisfy any disclosure requirements under Item 5.05 of Form 8-K regarding a waiver from any provision of the Code of Conduct & Ethics for principal officers or directors by disclosing the nature of such amendment or waiver on our website or in a report on Form 8-K.

Annual CEO Certification

The certification by the Company's chief executive officer required under
Section 303A.12(a) of the NYSE corporate governance rules has been submitted to the NYSE.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 2, 2007            AMERICAN ITALIAN PASTA COMPANY

                                       By:   /s/ Paul R. Geist
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                                             Paul R. Geist
                                             Vice President and Corporate Controller